Exhibit 99.12

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO.	2-05-BK-17104-RTB
)
THREE-FIVE SYSTEMS, INC.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	February-06
)
	)	DATE PETITION FILED:	08-Sep-05
Debtor	)
	)	TAX PAYER ID NO. :	86-0654102

Nature of Debtor's Business: TFS provides specialized electronics manufacturing service to original equipment manufacturers.

DATE DISCLOSURE STATEMENT FILED		1/6/2006
DATE PLAN OF REORGANIZATION FILED		1/6/2006

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND
THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Carl H. Young, III		3/16/2006
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Carl H. Young, III		3/16/2006
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Carl H. Young, III

PHONE NUMBER:		480-607-2628

ADDRESS:		7702 E Doubletree Ranch Rd.
Suite 300
Scottsdale AZ 85258

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

				CURRENT MONTH"S
Case Number: 2-05-BK-17104-RTB				RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS
	SVB Operating	B of A DIP	B of A DIP	Payroll	Tax	Total
	#	Checking	Money Market	#	#

Balance at Beginning of Period	(859.65)	445,246.60	4,559,900.79			5,004,287.74

RECEIPTS
Cash Sales
Accounts Receivable		39,124.64				39,124.64
Interest Income			5,247.01			5,247.01
Loans and Advances
Sale of Assets
Transfers from Other DIP Accounts
Other (attach list)	859.65	19,073.07				19,932.72

TOTAL RECEIPTS	859.65	58,197.71	5,247.01			64,304.37

DISBURSEMENTS
Business - Ordinary Operations		149,609.41				149,609.41
Capital Improvements
Pre-Petition Debt
Transfers to Other DIP Accounts
Other (attach list)

Reorganization Expenses:
Attorney Fees
Accountant Fees
Other Professional Fees		200,816.54				200,816.54
U. S. Trustee Quarterly Fee		11,750.00				11,750.00
Court Costs

TOTAL DISBURSEMENTS		362,175.95				362,175.95

Balance at End of Month (See Note Below)		141,268.36	4,565,147.80			4,706,416.16
*Information provided above should reconcile with balance sheet and income statement amounts
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
Total Disbursements From Above						362,175.95
Less: Transfers to Other DIP Accounts
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)
Total Disbursements for Calculating Quarterly Fees						362,175.95

Balance at End of month excludes the following: Petty Cash and Miscellaneous cash of $621.10.

THREE-FIVE SYSTEMS, INC.

YTD 2/28/2006

TFS Corp 2/28/06

Income Statement (Totals may not add due to rounding.)

Net Sales	0
Total Cost of Sales	0
Gross Margin	0
Total Admin	934,642
Total SG&A	934,642
Loss (Gain) on Sale of Assets	47,000
Total Operating Expenses	981,642
Operating Income/(Loss)	(981,642)

Interest Income	33,605
Interest & Other Inc/(Exp)	33,605
Profit/(Loss) Before Tax	(948,037)
Income Taxes	0
Net Income/(Loss)	(948,037)

Balance Sheet (Unaudited) Totals may not add due to rounding.

YTD 2/28/2006

TFS Corp 2/28/06

ASSETS

CASH AND CASH EQUIVALENT	4,707,037
ACCOUNTS RECEIVABLE PRE	1,476,982
ACCOUNTS RECEIVABLE POST	217,949
INTERCO RECEIVABLE-TFS DI	1,997,189
INTERCO RECEIVABLE-REDMOND	13,073,059
INTERCO - TFS EMS POST FILING	24,542
ASSETS HELD FOR SALE	1,465
OTHER CURRENT ASSETS	1,513,640

TOTAL CURRENT ASSETS	23,011,863

PLANT, PROPERTY & EQUIPMENT	217,899
ACCUMULATED DEPRECIATION	(217,899)

NET FIXED ASSETS	0

OTHER ASSETS	2,169,741
INVESTMENT TFS DI	100

TOTAL ASSETS	25,181,704

Balance Sheet (Unaudited) Totals may not add due to rounding.

LIABILITIES & EQUITY

ACCOUNTS PAYABLE PRE	3,857,368
ACCOUNTS PAYABLE POST	921,757
OTHER ACCRUED LIABILITIES PRE	833,985
OTHER ACCRUED LIABILITIES POST	401,384

TOTAL CURRENT LIABILITIES	6,014,494

TOTAL LONG-TERM LIABILITIES	0

TOTAL LIABILITIES	6,014,494

STOCKHOLDER'S EQUITY:
COMMON STOCK OUTSTANDING	219,958
TREASURY STOCK	(1,170,526)
ADDITIONAL PAID-IN CAPITAL	201,071,985
RETAINED EARNINGS-CURRENT	(948,037)
RETAINED EARNINGS-PRIOR	(180,006,170)

TOTAL STOCKHOLDER'S EQUITY	19,167,210

TOTAL LIABILITIES & EQUITY	25,181,704

Case Number: 2-05-17104-RTB		STATUS OF ASSETS
*Information provided on this page should reconcile with balance sheet amounts
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	1,694,931.35		9,257.88	1,685,673.47
Less Amount Considered Uncollectible	0.00	0.00
Net Accounts Receivable	1,694,931.35	0.00	9,257.88	1,685,673.47

DUE FROM INSIDER
Schedule Amount	N/A
Plus: Amount Loaned Since Filing Date
Less: Amount Collected Since Filing Date
Less: Amount Considered Uncollectible
Net Due From Insiders

INVENTORY
Beginning Inventory	N/A
Plus: Purchases
Less: Cost of Goods Sold
Ending Inventory

Date Last Inventory was taken:	N/A

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property
Buildings
Accumulated Depreciation
Net Buildings
Equipment	217,899.00			217,899.00
Accumulated Depreciation	(217,899.00)			(217,899.00)
Net Equipment	0.00	0.00	0.00	0.00
Autos/Vehicles
Accumulated Depreciation
Net Autos/Vehicles

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:
NONE

Case Number: 2-05-BK-17104-RTB		STATUS OF LIABILITIES
		AND SENSITIVE PAYMENTS
*Information provided on this page should reconcile with balance sheet and disbursement detail amounts
POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable - Excluding Professional	50,034	37,254	12,780	0	0
Taxes Payable	0
Notes Payable	0
Professional Fees Payable	871,723	647,373	1,177	172,549	50,624
Secured Debt	0
Other Accrued - Post Petition	413,111	413,111

Total Post-Petition Liabilities	1,334,868	1,097,738	13,957	172,549	50,624
*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders
Name	Reason for Payment		Amount Paid this Month	Total Paid to Date
SEE ATTACHED	Payroll and Expense Reimbursement		30,024.39	247,201.11

Total Payments to Insiders

Professionals
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
SEE ATTACHED	10/26/2005		200,816.54	1,306,924.19

Total Payments to Professionals

Case Number: 2-05-BK-17104-RTB			CASE STATUS

QUESTIONAIRE
			YES	NO
1. Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?			X
2. Are any post-petition receivables (accounts, notes or loans) due from related parties?			X
3. Are any wages past due?				X
4. Are any U. S. Trustee quarterly fees delinquent?				X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)
1. We continued to use the accounts previously established. We set up a Debtor-in-Possession account with Bank of
America in October and are working to transition all activity to this account.
2. TFS EMS Payroll is paid out of corporate. Payroll advances are normally repaid on a monthly basis.

Current number of employees:	3

INSURANCE
Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
See attached.

What steps have been taken to remedy the problems which brought on the chapter 11 filing?
Plan of reorganization filed January 6, 2006.

Identify any matters that are delaying the filing of a plan of reorganization:
None.

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
February 2006

Type	Num	Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	WIRE	02/01/2006	SWINDON	Transfer to subsidiary	(26,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	02/06/2006	SQUIRE	Professional	(85,281.73)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	02/10/2006	SWINDON	Transfer to subsidiary	(17,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	02/16/2006	BRIDGE	Professional	(115,534.81)	B of A Checking	Pay	Post
Bill Pmt -Check	1171	02/01/2006	USTRUSTEE		(250.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1172	02/01/2006	USTRUSTEE		(11,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1173	02/10/2006	ACCOUNTEMPS		(1,120.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1174	02/10/2006	AFLAC		(172.10)	B of A Checking	Pay	Post
Bill Pmt -Check	1175	02/10/2006	CPT	Claims Agent	(3,191.31)	B of A Checking	Pay	Post
Bill Pmt -Check	1176	02/10/2006	IRON		(720.55)	B of A Checking	Pay	Post
Bill Pmt -Check	1177	02/10/2006	LINEARNET		(3,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1178	02/10/2006	QWESTKY		(10.06)	B of A Checking	Pay	Post
Bill Pmt -Check	1179	02/10/2006	RENA		(136.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1180	02/10/2006	SALTICH	expense reimbursement	(42.09)	B of A Checking	Pay	Post
Bill Pmt -Check	1181	02/10/2006	ULTRADNS		0.00	B of A Checking	Pay	Post
Bill Pmt -Check	1182	02/10/2006	ULTRADNS		0.00	B of A Checking	Pay	Post
Bill Pmt -Check	1183	02/10/2006	ULTRADNS		(448.08)	B of A Checking	Pay	Post
Bill Pmt -Check	1184	02/16/2006	ACCOUNTEMPS		(1,036.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1185	02/16/2006	BENTOVIM	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1186	02/16/2006	CHAVOUSTIE	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1187	02/16/2006	FEDX-PA		(29.14)	B of A Checking	Pay	Post
Bill Pmt -Check	1188	02/16/2006	GOLDMAN	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1189	02/16/2006	HIRVELA	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1190	02/16/2006	MALMBERG	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1191	02/16/2006	PR NEWSWIRE		(335.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1192	02/16/2006	QWEST		(452.92)	B of A Checking	Pay	Post
Bill Pmt -Check	1193	02/16/2006	RENA		(244.80)	B of A Checking	Pay	Post
Bill Pmt -Check	1194	02/16/2006	SILVESTRI	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1195	02/16/2006	WERNER	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1196	02/17/2006	JBUCHANAN	VITELCOM TRAVEL Advance	(2,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1197	02/24/2006	ACCOUNTEMPS		(1,120.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1198	02/24/2006	ASCOM		(187.88)	B of A Checking	Pay	Post
Bill Pmt -Check	1199	02/24/2006	AT&T-AZ		(24.48)	B of A Checking	Pay	Post
Bill Pmt -Check	1200	02/24/2006	BOFA	ANALYSIS FEES	(239.92)	B of A Checking	Pay	Post
Bill Pmt -Check	1201	02/24/2006	FIRSTCOL	life insurance premium for Jack Saltich	(759.20)	B of A Checking	Pay	Post
Bill Pmt -Check	1202	02/24/2006	HQGLOBAL		(9,441.85)	B of A Checking	Pay	Post
Bill Pmt -Check	1203	02/24/2006	LARSONALLEN		(96.00)	B of A Checking	Pay	Post
Check - Void	1157	02/24/2006	MCMANIMIE	check stolen- originally written 1/26/06	52.64	B of A Checking	Pay	Post
Bill Pmt -Check	1204	02/24/2006	MCMANIMIE	REPLACEMENT CHECK	(52.64)	B of A Checking	Pay	Post
Bill Pmt -Check	1205	02/24/2006	PITMAN	EXPENSES 10/05-02/06	(1,741.83)	B of A Checking	Pay	Post
Bill Pmt -Check	1206	02/24/2006	RENA		(81.60)	B of A Checking	Pay	Post
Bill Pmt -Check	1207	02/24/2006	RYANRAPP		(100.00)	B of A Checking	Pay	Post
NONAUTO	BANK CHARGES	02/28/2006	BANK CHARGES		(2,914.06)	B of A Checking	Pay	Post
NONAUTO	PAYROLL	02/07/2006	PAYROLL		(29,213.60)	B of A Checking	Pay	Post
NONAUTO	PAYROLL	02/21/2006	PAYROLL		(29,230.36)	B of A Checking	Pay	Post
NONAUTO	TFSEMSPOST	02/08/2006	SUBSIDIARY FUNDING		(6,766.28)	B of A Checking	Pay	Post
NONAUTO	TFSEMSPOST	02/22/2006	SUBSIDIARY FUNDING		(7,254.30)	B of A Checking	Pay	Post
				Total Post Payments	(362,175.95)	B of A Checking
				Total Payments	(362,175.95)	B of A Checking

Deposit	DEPOSIT	02/02/2006	BANK DEPOSIT	GARY WAYLEN SECURITY DEPOSIT REFUNDS	1,133.70	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	02/02/2006	BANK DEPOSIT	FINANCIAL TIMES REFUND	226.17	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	02/02/2006	BANK DEPOSIT	GARY WAYLEN FEDX PERSONAL SHIPMENT	169.72	B of A Checking	Rcpt	Post
Payment	DEPOSIT	02/02/2006	SUBSIDIARY PYMT	REDPOST	314,965.59	B of A Checking	Rcpt	Post
General Journal	INTERCOAR	02/01/2006	SUBSIDIARY PYMT	Payment in transit from subsidiary in January	(314,965.59)	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	02/10/2006	BANK DEPOSIT	DELTA DENTAL PREMIUM REFUND	2,742.38	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	02/10/2006	BANK DEPOSIT	SILICON VALLEY BANK CLOSE ACCT	558.54	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	02/17/2006	BANK DEPOSIT	LIGHTSTAT	1,855.70	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	02/17/2006	BANK DEPOSIT	AMERICAN EXPRESS REFUND	37.34	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	02/17/2006	BANK DEPOSIT	OC TANNER REFUND	40.15	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	02/17/2006	BANK DEPOSIT	LARSONALLEN COBRA PAYMENTS	5,031.31	B of A Checking	Rcpt	Post
Payment	DEPOSIT	02/24/2006	SUBSIDIARY PYMT	REDPOST	39,124.64	B of A Checking	Rcpt	Post
NONAUTO	FSA FUNDING	02/28/2006	FSA FUNDING		4.00	B of A Checking	Rcpt	Post
NONAUTO	PAYROLL	02/15/2006	PAYROLL	Return of Payroll Auto deposit	6,414.41	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	02/28/2006	BANK DEPOSIT	SILICON VALLEY BANK CLOSE ACCT	859.65	B of A Checking	Rcpt	Post
				Total Receipts	58,197.71	B of A Checking
				Net Actitivity	(303,978.24)	B of A Checking

				Beginning Balance	445,246.60	B of A Checking
				Calculated Ending Balance	141,268.36	B of A Checking

				Balance per cash log	141,268.36	B of A Checking
				Difference	0.00	B of A Checking

				Ending Cash - Bank of America Checking	141,268.36
				Ending Cash - Bank of America Money Market	4,565,147.80
				Ending Cash - SVB	0.00
				Petty Cash	620.31
				Merrill Lynch	0.79
				Cash - SVB CD (Interest)	0.00
				Total Cash Per Balance Sheet	4,707,037.26

February 2006 Cash Payments to Insiders
Three-Five Systems, Inc.

Type	Num	Date	Name	Further Description	Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	1180	02/10/2006	SALTICH	expense reimbursement	(42.09)	B of A Checking	Pay	Post
Bill Pmt -Check	1185	02/16/2006	BENTOVIM	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1186	02/16/2006	CHAVOUSTIE	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1188	02/16/2006	GOLDMAN	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1189	02/16/2006	HIRVELA	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1190	02/16/2006	MALMBERG	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1194	02/16/2006	SILVESTRI	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1195	02/16/2006	WERNER	BOARD CALL 2/10/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1201	02/24/2006	FIRSTCOL	life insurance premium for Jack Saltich	(759.20)	B of A Checking	Pay	Post
Payroll	Payroll	02/09/2006	Jack Saltich	Payroll	(12,861.55)
Payroll	Payroll	02/23/2006	Jack Saltich	Payroll	(12,861.55)

				Total for current month	(30,024.39)

				Jan-06	(39,368.08)
				Dec-05	(52,158.18)
				Nov-05	(44,835.62)
				Oct-05	(53,875.91)
				Sep-05	(26,938.93)
				TOTAL TO DATE	(247,201.11)

February 2006 Cash Payments to Professionals
Three-Five Systems, Inc.

Type	Num	Date	Name		Amount	Bank	Pay/Rcpt
Bill Pmt -Check	WIRE	02/06/2006	SQUIRE	Professional	(85,281.73)	B of A Checking	Pay
Bill Pmt -Check	WIRE	02/16/2006	BRIDGE	Professional	(115,534.81)	B of A Checking	Pay

			Total for current month		(200,816.54)

			Jan-06		(143,005.38)
			Dec-05		(724,190.95)
			Nov-05		(238,911.32)
			Oct-05		0.00
			Sep-05		0.00
			TOTAL TO DATE		(1,306,924.19)

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
February 2006

Type	Num	Date	Name		Amount	Bank	Pay/Rcpt	Pre/Post

NONAUTO	DEPOSIT	02/28/2006	BANK DEPOSIT	SILICON VALLEY BANK REFUND/RVSE BANK CHARGES	859.65	SVB	RCPT	Post
				Net Actitivity	859.65	SVB

				Beginning Balance	(859.65)	SVB
				Calculated Ending Balance	0.00	SVB

				Balance per Cash Log	0.00	SVB
				Difference	0.00	SVB

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
February 2006

Type	Num	Date	Name		Amount	Bank	Pay/Rcpt	Pre/Post

				Total Post Payments	0.00
Interest	Interest Earned	02/28/2006			5,247.01	B of A MM	Rcpt	Post
				Total Receipts	5,247.01
				Net Actitivity	5,247.01	B of A MM

				Beginning Balance	4,559,900.79	B of A MM
				Calculated Ending Balanace	4,565,147.80	B of A MM

				Balance per Cash Log	4,565,147.80	B of A MM
				Difference	0.00	B of A MM

Three-Five Systems, Inc.
February 2006
Case Number: 2-05-BK-17104-RTB
Insurance coverages

Name & Address & Zip of	Description	Period Covered	Payment Amount
Other Parties			& Frequency
all subject to audit

St. Paul Travelers Casualty	Domestic Commercial Package Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Crime Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 406CH3941
St. Paul, MN 55102

St. Paul Travelers Casualty	Fiduciary Liability Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 583CM0452
St. Paul, MN 55102

St. Paul Travelers Casualty	International Package Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Ocean Marine Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy OC06100183
St. Paul, MN 55102

St. Paul Travelers Casualty	Worker's Compensation Insurance	6/12/05-6/12/06	paid in full
385 Washington Street	Policy WVA8900499
St. Paul, MN 55102

Executive Liability Underwriters	Directors' and Officers' Insurance	10/27/04-10/26/06	paid in full
One Constitution Plaza, 16th Floor	Policy ELU087305-04
Harford, CT 06103

Carolina Casualty Insurance	Employment Practices Insurance	5/1/05-5/1/06	paid in full
8381 Dix Ellis Trail	Policy 46523491
Jacksonville, FL 32256